EXHIBIT 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

LICENSE AND ENFORCEMENT AGREEMENT

This LICENSE AND ENFORCEMENT AGREEMENT (this “Agreement”), dated as of December     , 2010, is entered into by and between Unidym, Inc., a Delaware Corporation having a principal place of business at 1244 Reamwood Avenue, Sunnyvale, CA 94089, USA (“Unidym”), and Samsung Electronics Co., Ltd., a company organized under the laws of the Republic of Korea and having a principal place of business at 416 Maetan-dong, Yeongtong-gu, Suwon-si, Gyeonggi-do, 443-742, the Republic of Korea (“Samsung”). Unidym and Samsung may be referred to herein as a “Party” or, collectively, as the “Parties.”

WHEREAS, Unidym is engaged in the research, development, marketing and sale of certain carbon nanotube and graphene based technology and is the owner of and licensee to certain patents and patent applications relating to such carbon nanotube and graphene based technology under exclusive license agreements with certain universities;

WHEREAS, Samsung desires to obtain a non-exclusive license to patents and patent applications owned or controlled by Unidym, and Unidym desires to grant to Samsung such non-exclusive license, on and subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and, for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS

1.1 Definitions.

“Affiliate” shall mean any entity directly or indirectly controlled by, controlling or under common control with, a Party to this Agreement. For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means (a) possession, direct or indirect, of the power to direct or cause direction of the management or policies of an entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of *** percent (***%) or more of the voting securities or other ownership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity.

“Business Day” shall mean a day other than a Saturday, Sunday, or bank or other public holiday in the State of California, USA or Seoul, Republic of Korea.

“Claim” shall mean any claim, action, lawsuit or other proceeding.

“CNT Production Patent License Agreement” shall mean the agreement of even date herewith entered into by and between Unidym and Samsung relating to sole license of Unidym CNT Production Patents.

“Confidential Information” shall have the meaning set forth in Section 11.1.

“Contract” shall mean any contract, license, sublicense, purchase, sale, permit, loan, security, pledge, instrument and any other arrangement or any commitment to enter into any of the foregoing (in each case, whether written or oral).

“Control” shall mean, with respect to any intellectual property rights, ownership or possession of the legal authority or right of a Party hereto (or any of its Affiliates) to grant a license or sublicense of any such intellectual property right to the other Party or to otherwise disclose proprietary or trade secret information to the other Party, without breaching the terms of any Contract with a Third Party or infringing or misappropriating the intellectual property rights of a Third Party.

“Effective Date” shall have the meaning set forth in Section 2.1.

“Enforcement Action” shall mean any and all actions required to make a Claim.

“Existing Unidym Outbound License Agreements” shall mean the contracts executed before the Effective Date and set forth on Exhibit J, pursuant to which Third Parties have and continue to maintain in the future licenses to both Unidym In-Licensed Patents and patents owned by Unidym prior to this Transaction.

“Field of Use” shall mean *** in pursuant to the Unidym Inbound Agreements and Unidym In-Licensor Consents and ***.

“Intellectual Property Purchase and Business Cooperation Agreement” shall mean the agreement of even date herewith entered into by and between Unidym and Samsung relating to purchase and grant-back license of Unidym Patents.

“License and Enforcement Agreement Disclosure Schedules” shall mean the disclosure schedules attached hereto as Exhibit L.

“Licensed Products” shall mean any products, processes or services covered by the Unidym In-Licensed Patents.

“Liens” shall mean, with respect to any property or asset, any mortgage, pledge, security interest, encumbrance, claim, lien, or charge of any kind in respect of such property or asset (including, without limitation, any conditional sale or option), any sale of receivables with recourse against such seller, or any agreement to file any of the foregoing.

“Losses” shall have the meaning set forth in Section 10.1.

“Patent Rights” shall mean all patents, patent applications, patent disclosures and equivalents thereof, whether domestic or foreign, including all continuations, continuations-in-part, divisionals, provisionals and renewals, and letters patent granted with respect to any of the foregoing, and all reissues, re-examinations and extensions thereof.

“Recovery” shall have the meaning set forth in Section 9.1.

“Subsidiary” shall mean, with respect to any specified Party, any entity of which securities or other interests having the power to elect a majority of that entity’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that entity (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by such specified Party or one or more Subsidiaries of such specified Party.

“Third Party” shall mean any person or entity other than one of the Parties or an Affiliate of a Party.

“Transaction Documents” shall mean, collectively, this Agreement, the Intellectual Property Purchase and Cooperation Agreement and the CNT Production Patent License Agreement.

“Unidym CNT Production Patents” shall mean the patent(s) and patent application (s) owned by Unidym or its Subsidiaries as of the Effective Date and listed on Exhibit A of the CNT Production Patent Agreement.

“Unidym Inbound Agreements” shall mean the Contracts set forth on Exhibit B, pursuant to which Unidym in-licenses the Unidym In-Licensed Patents from the Unidym In-Licensors.

“Unidym In-Licensor” means any entity that has granted a license to Unidym for the Unidym In-Licensed Patents.

“Unidym In-Licensor Consents” shall mean the three-party letter agreements between Unidym, Samsung and the licensors under the Unidym Inbound Agreements, together with corresponding amendments required by Samsung and specific to each such Unidym Inbound Agreement, in the form agreed to by Samsung, Unidym and the applicable Unidym In-Licensor and attached hereto as Exhibits C through I. Any additional terms imposed by the Unidym In-Licensors are also set forth in such exhibits.

“Unidym In-Licensed Patents” shall mean *** licensed to Unidym by the Unidym In-Licensors pursuant to the Unidym Inbound Agreements, including the Patent Rights listed on Exhibit A, and further including any patents that may issue from, or claim priority to or through, the applications included in such Patent Rights.

“Unidym *** Future Inbound Agreements” shall mean any and all Contracts between Unidym and a Third Party entered into after the Effective Date and pursuant to which Unidym is granted a license (with the right to grant further sublicenses) under Patent Rights of such Third Party ***.

“Unidym *** Future Inbound Agreements” shall mean any and all Contracts between Unidym and a Third Party entered into after the Effective Date and pursuant to which Unidym is granted a license (with the right to grant further sublicenses) under Patent Rights of such Third Party ***.

“Unidym Patents” shall mean all Patent Rights existing anywhere in the world owned by Unidym or its Subsidiaries as of the Effective Date, including all the Patent Rights listed on Exhibit A of the Intellectual Property Purchase and Business Cooperation Agreement and further including any patents that may issue from, or claim priority to or through, the applications included in such Patent Rights, except for the Unidym CNT Production Patents which will be retained by Unidym.

1.2 Other Definitional and Interpretative Provisions. The words “hereof,” “herein,” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. When the words “not to be unreasonably withheld” are used in this Agreement, they shall be deemed to be followed by the phrase “, conditioned or delayed,” whether or not they are in fact followed by that phrase or a phrase of like import. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Third Party include the successors and permitted assigns of that Third Party. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law” or “laws” shall be deemed to include any and all applicable laws.

2.	EFFECTIVENESS OF AGREEMENT

2.1 This Agreement shall come into effect upon receipt by Samsung of all deliverables set forth in Section 2.3 below, provided that the conditions set forth in Section 2.2 have also been met (the date of satisfaction of all such conditions and receipt of all such deliverables being the “Effective Date”). Samsung may in its sole and absolute discretion waive the satisfaction of any such conditions or the delivery of any such deliverables.

2.2 The effectiveness of this Agreement shall be subject to each of the following conditions:

(a) Accuracy of Representations and Warranties. The representations and warranties of Unidym set forth in Section 6.1 and of Samsung set forth in Section 6.2 shall be true and correct in all material respects as of the Effective Date.

(b) Litigation. As of the Effective Date, no action, suit, litigation, proceeding or investigation shall have been instituted, be pending or threatened against Unidym or any of its Affiliates challenging or seeking to make illegal, to delay or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, or seeking to obtain damages in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

(c) No Loss or Destruction. As of the Effective Date, no material loss, damage, destruction, rejection or expiration shall have occurred to the Unidym In-Licensed Patents regardless of whether covered by insurance.

2.3 The effectiveness of this Agreement shall be subject to Unidym having delivered to Samsung the following:

(a) a certificate signed on behalf of Unidym by its Chief Executive Officer, dated the Effective Date, certifying that the conditions specified in Sections 2.2(a) through (c) have been satisfied in all respects;

(b) a certificate signed by the corporate secretary of Unidym, dated the Effective Date, attaching the resolutions and consents of the board of directors of Unidym and, to the extent required, each of its Affiliates authorizing the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents; and

(c) all Unidym In-Licensor Consents, duly executed and delivered by all parties thereto (other than Samsung).

3.	GRANT OF RIGHTS

3.1 License Grant under Unidym In-Licensed Patents. Subject to the terms and conditions of this Agreement and Unidym In-Licensor Consents, Unidym hereby grants to Samsung a worldwide, perpetual, non-exclusive, *** under the Unidym In-Licensed Patents in the Field of Use to research, develop, make, have made, import, have imported, use, have used, sell, have sold, offer for sale, have offered for sale and otherwise exploit Licensed Products.

3.2 Addition of Unidym In-Licensed Patents.

(a) In the event Unidym has the opportunity to obtain a license (A) within *** (***) years following the Effective Date, to any Patent Rights related to carbon nanotubes or graphene solely owned by a Third Party (because solely created, invented or developed by such Third Party) pursuant to a development agreement, collaboration agreement, evaluation agreement or other similar Contract with Unidym, as well as Unidym *** Future Inbound Agreement or (B) ***, to any Patent Rights related to carbon nanotubes or graphene of a Third Party pursuant to a Unidym *** Future Inbound Agreement, then in each case of (A) and (B), Unidym shall (1) use its best efforts to negotiate terms that permit Unidym to sublicense such Patent Rights to Samsung, ***, under Section 3.1 of this Agreement and (2) promptly notify Samsung of the detailed status of such negotiation. Following Samsung’s confirmation that such terms permit the sublicensing of such Patent Rights *** under Section 3.1 of this Agreement, such Patent Rights shall be included in the Unidym In-Licensed Patents licensed to Samsung under Section 3.1 of this Agreement.

(b) In the event Samsung, Unidym, and the Third Party licensor of the Patent Rights described under Section 3.2(a) are unable to agree on terms of the license grant to Unidym that would permit the further sublicensing of such Patent Rights to Samsung ***, then Unidym hereby grants to Samsung a right of first refusal to obtain a sublicense from Unidym to such Patent Rights on ***.

3.3 Sublicensing.

(a) Samsung shall have the right to grant sublicenses of its rights to the Unidym In-Licensed Patents in the Field of Use to ***, provided that each such Affiliate or entity sublicensee must comply with the terms of this Agreement.

(b) Except as otherwise agreed in writing by the Parties, Samsung shall not sublicense all or any portion of its rights to the Unidym In-Licensed Patents ***.

4.	PAYMENTS

4.1 Subject to satisfaction of conditions in Article 2, Samsung shall pay to Unidym for the grant of license pursuant to Section 3.1 and for other obligations under this Agreement:

* *** US Dollars (US$***) within thirty (30) Business Days from the Effective Date.

4.2 Unidym shall send Samsung an invoice for any payment to be made by Samsung to Unidym under this Agreement sufficiently early for Samsung to receive such invoice no later than thirty (30) Business Days before the due date specified for such payment herein. Each invoice shall clearly reference this Agreement and indicate the invoiced amount and what such amount relates to.

4.3 The payment hereunder by Samsung to Unidym shall be made by electronic transfer in immediately available funds via either a bank wire transfer or any other means of electronic funds transfer, at Samsung’s election, to such bank account as Unidym may designate in a written notice at least thirty (30) Business Days before the payment is due.

5.	TAX

5.1 Each Party shall be solely responsible for paying any and all taxes, levies, imposts, duties or fees (collectively, “Taxes”) imposed by the United States in the case of Unidym and by the Republic of Korea in the case of Samsung in connection with the transactions contemplated by this Agreement and the performance of such Party’s obligations under this Agreement.

5.2 With respect to withholding Taxes, Samsung shall, if applicable, pay the amount of Tax imposed by the Republic of Korea on any payments to Unidym under this Agreement,

transmit such amount of withholding Tax to the appropriate authority, and promptly deliver to Unidym applicable certification or other evidence of such withholding Tax payments. Such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Unidym.

6.	REPRESENTATIONS AND WARRANTIES

6.1 Representations and Warranties of Unidym. As of the Effective Date, Unidym hereby represents and warrants to Samsung, as a material inducement for Samsung’s entry into this Agreement, as follows:

(a) Organization. Unidym is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

(b) Authority. Unidym’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary action on the part of Unidym and do not and shall not violate any provisions of its organizational documents. This Agreement constitutes the valid and binding agreement and obligation of Unidym, enforceable against Unidym in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect, and to general equitable principles.

(c) No Conflict or Violations. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance of, fulfillment of and compliance with the terms and conditions hereof by Unidym does not and shall not: (i) violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority, including any applicable import, export and re-export laws and regulations; (ii) violate or conflict with or constitute a default under any Contract to which Unidym is a party as of the Effective Date, including the Unidym Inbound Agreements; or (iii) result in the creation or imposition of any Lien upon any of the Unidym In-Licensed Patents, except for any Lien created in favor of Samsung by this Agreement, the IP Purchase and Cooperation Agreement or the CNT Production Patent License Agreement.

(d) Governmental Consents. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of Unidym or any of its Affiliates is required in connection with the execution and delivery of this Agreement and the other Transaction Documents by Unidym, or the consummation by Unidym and its Affiliates of the transactions contemplated hereby or thereby.

(e) No Broker. To the extent Unidym or any of its Affiliates has engaged any corporation, firm or other Third Party who is entitled to any fee or commission as a finder or a broker in connection with the negotiation of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, Unidym shall be responsible for any such fee or commission.

(f) Unidym In-Licensed Patents.

(i)	Unidym has the full right, power and authority to grant to Samsung the license of Section 3.1.

(ii)	(A) Unidym has a valid and subsisting exclusive license (with the right to sublicense) to the Unidym In-Licensed Patents, (B) except for Luna Innovations, the Unidym In-Licensors are the sole licensors of Unidym with respect to the Unidym In-Licensed Patents, and (C) except for the Unidym Inbound Agreements and the license agreement between Luna Innovations and Unidym, there are no other Contracts pursuant to which Unidym in-licenses Patent Rights of Third Parties.

(iii)	Exhibit B contains a complete and accurate list of all of the Contracts pursuant to which Unidym in-licenses the Unidym In-Licensed Patents and Unidym has provided Samsung true and complete copies thereof, together with any amendments, waivers or other changes thereto, whether written or oral (all of which are disclosed on Exhibit L).

(iv)	Except as set forth in Schedule 6.1(f)(v), Unidym has not granted to any Third Party any ownership, license or other rights in the Unidym In-Licensed Patents.

(v)	There are no claims, actions, suits, proceedings, investigations or inquiries before any court, arbitrator or governmental or regulatory official or office pending, or, to Unidym’s knowledge, threatened involving the Unidym In-Licensed Patents, including any of the foregoing challenging the ownership, validity or enforceability of any of the Unidym In-Licensed Patents. No Unidym In-Licensed Patents is subject to any judgment, order or decree entered in any lawsuit or proceeding that would prohibit the grant to Samsung of the license of Section 3.1.

(vi)

With respect to each Contract within the Unidym Inbound Agreements: (A) such Contract is legal, valid, binding, and enforceable; (B) such Contract shall continue to be legal, valid, binding, and enforceable on identical terms (except as modified pursuant to the In-Licensor Consents) immediately following the consummation of the transactions contemplated hereby; (C) Unidym has not subjected any such Contract to any Liens, (D) none of the parties to any such Contract is in breach or default; (E) no party to any such Contract has received any written or oral notice from the other party under such Contract (1) terminating or providing notice of termination of such Contract, (2) alleging any material breach of or default under such Contract by such party or (3) asserting the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events could reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a material breach of or default under or right to terminate such Contract; (F) none of the parties to any such Contract has taken any action which, with notice or lapse of time, would constitute a breach or default or would permit termination, modification or acceleration under the Contract; and (G) none of the parties to any such Contract has repudiated any provision of such Contract.

6.2 Representations and Warranties of Samsung. As of the Effective Date, Samsung hereby represents and warrants to Unidym, as a material inducement for Unidym’s entry into this Agreement, as follows:

(a) Organization. Samsung is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

(b) Authority. Samsung’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Samsung and do not and shall not violate any provisions of its organizational documents. This Agreement constitutes the valid and binding agreement and obligation of Samsung, enforceable against Samsung in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors’ rights generally from time to time in effect, and to general equitable principles.

7.	UNIDYM COVENANTS

7.1 Unidym shall take any and all actions and prepare, execute, deliver and file any and all documents or instruments which are necessary or desirable to diligently and actively prosecute and maintain the Unidym In-Licensed Patents.

7.2 Unidym shall not, whether by affirmative action or through failure to act, (a) waive, amend, cancel or terminate, exercise or fail to exercise, any of its material rights under the Unidym Inbound Agreements; or (b) amend, modify, restate, cancel, supplement, terminate or waive any provision of any Unidym Inbound Agreement, or grant any consent thereunder, or agree to do any of the foregoing, including, without limitation, entering into any agreement with the Unidym In-Licensors under the provisions of such Unidym Inbound Agreement, in each case which could reasonably be expected, individually or cumulatively, to have a material adverse effect on the rights and licenses granted to Samsung under this Agreement.

7.3 Promptly (but in no event later than five (5) Business Days) after (a) receiving written or oral notice from a licensor under any Unidym Inbound Agreement (i) terminating or providing notice of termination of such Unidym Inbound Agreement, (ii) alleging any material breach of or default under such Unidym Inbound Agreement by Unidym, or (iii) asserting the existence of any facts, circumstances or events which alone or together with other facts, circumstances or events could reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a material breach of or default under or right to terminate such Unidym Inbound Agreement, or (b) Unidym otherwise having knowledge of any fact, circumstance or event which alone or together with other facts, circumstances or events could reasonably be expected (with or without the giving of notice or passage of time or both) to give rise to a material breach of or default under such Unidym Inbound Agreement by Unidym or a right to terminate such Unidym Inbound Agreement by such licensor, in each case, Unidym shall immediately provide a written notice to Samsung describing in reasonable detail the relevant breach, default or termination event, including a copy of any written notice received from such licensor, and describing the corrective action Unidym proposes to take. Unidym shall thereafter use its best efforts to cure such breach, default or termination event.

7.4 Unidym shall not assign the Unidym Inbound Agreements without the prior written consent of Samsung, which shall not be unreasonably withheld. Any assignment, by operation of law or otherwise, in contravention of the above provisions shall be void and ineffective.

8.	PROSECUTION

Unidym shall have sole responsibility over the preparation, filing, prosecution and maintenance of the Unidym In-Licensed Patents, to the extent Unidym controls their preparation, filing, prosecution and maintenance pursuant to the terms of the Unidym Inbound Agreement applicable thereto. As between the Parties, Unidym shall bear all costs and expenses associated with the preparation, filing and prosecution of such Unidym In-Licensed Patents, including all costs and expenses associated with the maintenance of any and all issued patents within such Unidym In-Licensed Patents.

9.	ENFORCEMENT

9.1 In consideration of Samsung’s payments pursuant to Section 4.1, Samsung shall have the ***, subject to the Unidym In-Bound Agreements or Unidym In-Licensor Consent, as applicable, including obtaining any necessary approvals from Unidym In-Licensors. Subject to the Unidym In-Bound Agreements, Unidym shall keep Samsung informed of the status of any Enforcement Action involving Unidym In-Licensed Patents. Samsung and Unidym shall cooperate with each other and with Unidym In-Licensors, ***. Samsung shall maintain ***. If ***, Samsung shall bear all costs of any such Enforcement Action and, after reimbursement to Samsung, Unidym, and Unidym In-Licensors of their costs and expenses incurred, any awards, damages, payments (including royalties for any licenses granted) or other recoveries (“Recoveries”) resulting therefrom shall be divided between Samsung and Unidym on *** basis. Any royalties or payments that are due and payable to a Unidym In-Licensor under a Unidym Inbound Agreement shall be paid by ***. Without limiting the foregoing general duty of cooperation between the Parties, each of Unidym and Samsung shall (i) notify the other of any infringement by a Third Party of any Unidym In-Licensed Patents of which it becomes aware, and (ii) provide all reasonably necessary cooperation and assistance in connection with any Enforcement Action involving any Unidym In-Licensed Patents, including being joined as a party-plaintiff if necessary to bring or maintain such lawsuit and having its employees testify and providing all relevant records, papers, information, samples, specimens and the like. *** shall pay ***’s reasonable and documented out of pocket expenses incurred in connection with any such cooperation and assistance. Notwithstanding the foregoing, at any time after the Parties learn of infringement of any Unidym In-Licensed Patents by a Third Party or during any Enforcement Action, if ***, then Unidym (or Unidym In-Licensors) shall have the right to proceed with such action at its sole cost and to retain any Recoveries, provided ***.

9.2 During the term of this Agreement, Unidym agrees to ***. *** shall cause any new Third Party intending to enter into a new license agreement with Unidym regarding the Unidym In-Licensed Patents ***. Upon acknowledging the existence of such new Third Party, *** shall immediately notify *** and provide any necessary support or arrangement reasonably requested ***. *** and *** shall use commercially reasonable efforts to ***. Execution of the license between Unidym and a Third Party will be subject to Unidym In-Bound Agreements or Unidym In-Licensor Consents, as applicable, including obtaining any necessary approvals from Unidym In-Licensors. Any and all Recoveries procured from such sublicense arrangement with any Third Party will be distributed *** according to the formula ***.

9.3 Unidym Customers. Samsung agrees not to require Unidym to enforce Unidym In-Licensed Patents against any Third Party that purchases Licensed Products from Unidym provided: (a) that ***; (b) that ***; and (c) that ***. For the avoidance of doubt, Samsung retains its rights to enforce against any Third Party for ***.

9.4 Existing Unidym Outbound License Agreements. For any future royalties or payments received from Third Parties under Existing Unidym Outbound License Agreements, after making any royalty or other payments due to Unidym In-Licensors under Unidym Inbound Agreements, the difference between the amount received from Third Parties and amount transferred to Unidym In-Licensors shall be distributed between the Parties on a *** basis.

10.	INDEMNIFICATION

10.1 Indemnification by Unidym. Unidym shall indemnify, defend and hold harmless Samsung and its Affiliates, and their directors, officers, employees, customers and agents (collectively, “Samsung Indemnitees”), from and against any and all liabilities, losses, costs, damages, fees or expenses (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”) arising out of or resulting from any Claim brought against any Samsung Indemnitees by a Third Party to the extent such Losses arise out of or result from: (a) a misrepresentation or breach by Unidym of any of its representations, warranties or covenants under this Agreement; (b) Unidym’s, its Affiliates’, its other licensees’ or its other sublicensees’ (expressly excluding the Samsung Indemnitees) practice or use of the Unidym In-Licensed Patents; and (c), except as set forth in Schedule 10.1, the infringement, misappropriation, dilution or other conflict with any intellectual property rights of a Third Party from the Samsung Indemnitees’ practice or use of the Unidym In-Licensed IP; provided that (A) Unidym is notified promptly in writing by the Samsung Indemnitees of any Claim; (B) Unidym has the sole right to control and defend any litigation or settlement within the scope of this indemnity; and (C) all Samsung Indemnitees cooperate to the extent reasonably necessary in the defense of any such Claim at Unidym’s reasonable expense.

10.2 Indemnification by Samsung. Samsung shall indemnify, defend and hold harmless Unidym its Affiliates, and their directors, officers, trustees, students, employees, customers and agents (collectively, “Unidym Indemnitees”), from and against any and all Losses arising out of or resulting from any Claim brought against any Unidym Indemnitees by a Third Party to the extent such Losses arise out of or result from: (a) a misrepresentation or breach by Samsung of any of its representations or warranties under this Agreement; and (b) any liability or damages arising out of or related to the use of Licensed Products sold by Samsung where Samsung is also a named party in such Claim, except to the extent the Claim is the subject of Unidym’s indemnification obligation under Section 10.1; provided that (i) Samsung is notified promptly in writing by the Unidym Indemnitees of any Claim; (ii) Samsung has the sole right to control and defend any litigation or settlement within the scope of this indemnity, and (iii) all Unidym Indemnitees cooperate to the extent reasonably necessary in the defense of any such Claim at Samsung’s reasonable expense.

10.3 Limitation of Liability. EXCEPT TO THE EXTENT OF ANY SUCH DAMAGES PAID TO A THIRD PARTY IN CONNECTION WITH A THIRD PARTY CLAIM UNDER SECTION 10.1 OR 10.2, AS APPLICABLE, OR IN CONNECTION WITH A BREACH OF SECTION 11, (A) IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND (B) EACH PARTY’S TOTAL CUMULATIVE LIABILITY ARISING FROM OR RELATING TO THE TRANSACTION DOCUMENTS SHALL NOT EXCEED (1) $*** FOR EITHER PARTY UNTIL THERE IS A CHANGE OF CONTROL IN UNIDYM; AND (2) $*** FOR ANY SUCCESSOR OR ASSIGN OF EITHER PARTY PERMITTED HEREUNDER FROM THE OCCURRENCE OF UNIDYM’S CHANGE OF CONTROL TO THE EXPIRATION OF THE LAST OF THE UNIDYM PATENTS.

For the purpose of this provision, the term “Change of Control” shall mean (i) the direct or indirect sale or exchange by the stockholders of Unidym of all or substantially all of the stocks of Unidym or (ii) a merger or consolidation in which Unidym is a party. The foregoing limitation on liability shall not apply to Samsung’s obligation to pay the amounts specified in Section 4.1.

11.	CONFIDENTIAL INFORMATION

11.1 Confidential Information; Exceptions. Except as provided herein, each Party shall maintain in confidence, and shall not use for any purpose or disclose to any Third Party, information disclosed by the other Party in writing and marked “Confidential” or in a similar manner to indicate its confidential nature or that is disclosed orally and confirmed in writing as confidential within thirty (30) Business Days following such disclosure (collectively, “Confidential Information”). Confidential Information shall not include any information that is: (a) already known to the receiving Party at the time of disclosure hereunder, or (b) now or hereafter becomes publicly known other than through acts or omissions of the receiving Party in breach of this Agreement, or (c) disclosed to the receiving Party by a Third Party under no obligation of confidentiality to the disclosing Party, or (d) independently developed by the receiving Party without use of reliance on the Confidential Information of the disclosing Party.

11.2 Authorized Disclosure. Notwithstanding the provisions of Section 11.1 above, the receiving Party may use and disclose Confidential Information of the disclosing Party as follows: (a) under appropriate confidentiality provisions substantially equivalent to those in this Agreement (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, (ii) to its Affiliates, (iii) solely where Samsung is the receiving Party, to actual or potential licensees, sublicensees or assignees as permitted hereunder, (iv) to advisors (including lawyers, accountants and auditors); (b) to a government entity as is reasonably necessary (i) to file and prosecute Patent Rights and copyright and trademark applications in accordance with this Agreement, (ii) to prosecute or defend litigation relating to this Agreement or (iii) to comply with applicable law, governmental regulations or court order, provided that, in each case of (b)(i), (ii) and (iii), the receiving Party, to the extent it may legally do so, shall give reasonable advance notice to the disclosing Party of the disclosure and shall cooperate with the disclosing Party to secure confidential treatment of Confidential Information prior to its disclosure (whether through a protective order or otherwise); or (c) to the extent mutually agreed to by the Parties.

11.3 Confidentiality of Agreement. Each Party agrees that the existence and general nature of this Agreement (subject only to Section 11.4), and the terms and conditions this Agreement shall be treated as confidential, provided, however, that each Party may disclose the foregoing: (a) as required by any court or other governmental body; (b) as otherwise required by law; (c) to such Party’s advisors (including lawyers, accountants and auditors); (d) subject to Section 11.5, in connection with the requirements of a public offering or securities filing or in filings with national stock exchanges; (e) in confidence, to banks and sources of finance and their advisors; (f) in confidence, to such Party’s Affiliates; (g) in confidence (i) in connection with the performance of such Party’s obligations, (ii) as reasonably necessary or useful in the exercise of such Party’s rights under this Agreement, or (iii) in the case of Unidym, as reasonably necessary for Unidym’s compliance with its obligations under the Unidym Inbound Agreements; (h) in the case of Samsung solely, in confidence, to actual or potential licensees, sublicensees or assignees as permitted hereunder; (i) in confidence, in connection with the enforcement of this Agreement or of such Party’s rights under this Agreement; or (j) in confidence, in connection with a spin out, sale of stock, sale of assets, a merger or otherwise.

11.4 Press Releases; Use of Names. The Parties shall agree upon a press release to announce the execution of this Agreement in the form attached hereto as Exhibit K for use in responding to inquiries about the Agreement; thereafter, each Party may disclose to Third Parties solely the information contained in such press release without the need for further approval by the other Party. Subject to the other provisions of this Article 11, each Party may issue additional press releases solely with the prior written consent of the other Party (such consent not to be unreasonably withheld) or as required to comply with any law or by the rules of any stock exchange. Except in press releases permitted pursuant to this Section 11.4, neither Party shall use the name of the other Party in connection with this Agreement or its activities hereunder.

11.5 Filing, Registration or Notification of the Agreement. To the extent, if any, that a Party concludes in good faith that it is required by applicable law to file or register this Agreement or a notification thereof with any governmental authority, including the U.S. Securities and Exchange Commission and any foreign equivalent, such Party may do so, and the other Party shall cooperate in such filing or notification and shall execute all documents reasonably required in connection therewith; provided, however, that such Party shall give reasonable advance notice to the other Party of such filing or notification and shall cooperate with the other Party to secure confidential treatment of any sensitive term or condition (including but not limited to financial information set forth in Article 5) identified by the other Party prior to its filing or notification. Furthermore, Samsung shall have the right to file this Agreement or a short form thereof with the U.S. Patent and Trademark Office and any equivalent foreign offices in connection with the Unidym In-Licensed Patents licensed to Samsung hereunder. Without limiting any of the foregoing, the filing Party shall request confidential treatment of sensitive provisions of the Agreement to the extent permitted by applicable laws and, as reasonably practicable, shall permit the other Party to review and approve the redacted copy of the Agreement prior to any such filing, registration or notification being made. The Parties shall promptly inform each other as to the activities or inquiries of any such governmental authority relating to this Agreement and shall cooperate to respond to any request for further information therefrom.

12.	TERM AND TERMINATION

12.1 Term. This Agreement shall become effective on the Effective Date and shall continue thereafter until the last of the Unidym In-Licensed Patents licensed to Samsung hereunder expires.

12.2 Termination. This Agreement shall only be terminated as follows:

(a) Unidym may terminate this Agreement solely in the event of Samsung’s failure to make the payment owed to Unidym under Section 4.1 by the date specified therein and Samsung has not remedied such failure to pay within thirty (30) Business Days of Samsung’s receipt of Unidym’s written notice of such failure.

(b) Samsung may terminate this Agreement upon written notice in the event of Unidym’s material breach of this Agreement, which remains uncured thirty (30) Business Days after Samsung’s written notice to Unidym specifying such breach. Notwithstanding termination of this Agreement by Samsung pursuant to Section 12.2(b), the license granted to Samsung under Section 3.1 shall survive such termination of this Agreement.

12.3 Liabilities Upon Termination. No termination shall release either Party hereto from any liability which at the time of such termination has already accrued to the other Party.

12.4 Return of Materials. Upon any termination of this Agreement, each Party shall promptly return or destroy all documents embodying or disclosing Confidential Information of the other Party, provided, however, that each Party shall be entitled to retain one archival copy of the other’s Confidential Information for purposes of determining its obligations under this Agreement, and further provided, however, that the foregoing obligation to return or destroy shall not apply to Samsung solely with respect to any Confidential Information of Unidym that is necessary for Samsung to continue to exercise its surviving rights in the event of Samsung’s termination of this Agreement pursuant to Section 12.2(b).

12.5 General Survival. The following Articles 1, 3, 6, 10, 11, 12 and 13 and Sections 14.2 through 14.11 shall survive any termination of this Agreement. The representations and warranties set forth in this Agreement shall survive execution, delivery and effectiveness of this Agreement and continue for the life of this Agreement.

12.6 Loss of Affiliate Status. Notwithstanding any Affiliate of Samsung ceasing to be an Affiliate of Samsung (a “Former Affiliate”), such Former Affiliate shall continue to have the right to retain a license granted to such Affiliate pursuant to Section 3.1, provided that (a) such Former Affiliate’s license shall be limited to the Unidym In-Licensed Patents as they exist as of the date such entity becomes a Former Affiliate, and such license shall be subject to such Former Affiliate’s continued compliance with the terms of this Agreement. Such Former Affiliate shall have the right to assign such license in connection with a sale of all or substantially all of such Former Affiliate’s assets or business to which such sublicense relates (whether pursuant to a spin out, sale of stock, sale of assets, a merger or otherwise).

13.	DISPUTE RESOLUTION; ARBITRATION

13.1 Party Consultation. In the event any Party claims breach of this Agreement, the Parties shall consult with each other in good faith on the most effective means to cure the breach and to achieve any necessary restitution of its consequences. This consultation shall be undertaken within a period of thirty (30) Business Days following the receipt of a written request to consult, and the consultation period shall not exceed forty-five (45) Business Days. During the consultation period, neither arbitration nor litigation may be pursued until attempts at consultative dispute resolution have been exhausted.

13.2 Arbitration. All disputes, controversies or claims between the Parties arising out of or in connection with this Agreement (including its existence, validity or termination) not resolved pursuant to Section 13.1 shall be finally resolved by arbitration to be held in the State of New York and Borough of Manhattan and conducted in English under the Rules of Arbitration of the International Chamber of Commerce. The arbitral award shall be final and binding on the Parties. Judgment upon the award rendered in arbitration may be entered and enforced in any court having jurisdiction. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, all matters relating to the arbitration, including the award, shall be held in confidence.

Notwithstanding anything in this Article 13, nothing shall limit either Party’s right to initiate any action, suit or proceeding for infringement of its intellectual property rights or to seek injunctive relief in any court of competent jurisdiction.

14.	MISCELLANEOUS

14.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Unidym shall not assign this Agreement or any of its rights and obligations under this Agreement without the prior written consent of Samsung, which shall not be unreasonably withheld. Samsung may assign this Agreement or any of its rights and obligations under this Agreement without the prior written consent of Unidym to (a) an Affiliate or (b) any entity that succeeds to all or substantially all of

Samsung’s assets and business to which this Agreement relates (whether pursuant to a spin out, sale of stock, sale of assets, a merger or otherwise). Any attempted assignment, delegation, or subcontracting by operation of law or otherwise (other than as expressly permitted herein) in contravention of the above provisions shall be void and ineffective. With respect to Unidym only, any change of control, whether pursuant to a spin out, sale of stock, sale of assets, a merger or otherwise, shall be deemed an assignment hereunder.

14.2 Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, USA, without giving effect to the principles of conflicts of law thereof.

14.3 Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including natural disasters, strikes and labor disputes, acts of governments or governmental agencies, and acts of war, terrorism or civil unrest; provided, however, that the affected Party promptly notifies the other Party in writing and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with reasonable dispatch whenever such causes are removed.

14.4 Notice. All notices, consents, waivers and communications hereunder given by any Party to the other shall be in writing (including email) and delivered personally, by email (provided that receipt is confirmed and that a copy is provided in addition by personal delivery, by courier or by mail as provided herein), by a recognized overnight courier, or by dispatching the same by certified or registered air mail, return receipt requested, with postage prepaid, in each case addressed:

If to Samsung:

Samsung Electronics Co., Ltd.

Intellectual Property Center

Intellectual Property Strategy Team

416 Maetan 3-dong, Yeongtong-gu

Suwon-si, Gyeonggi-do 443-742

Republic of Korea

Attention: Hosik Jang, Vice President

Email: ***

If to Unidym:

Unidym, Inc.

1244 Reamwood Avenue

Sunnyvale, CA 94089

USA

Attention: Mark Tilley, CEO

Email: ***

or to such other address or addresses as Unidym or Samsung may from time to time designate by notice as provided herein, except that notices of changes of address shall be effective only upon receipt. All such notices, consents, waivers and communications shall: (a) when posted by certified or registered mail, postage prepaid, return receipt requested, be effective three (3) Business Days after dispatch, unless such communication is sent trans-Pacific, in which case it shall be deemed effective five (5) Business Days after dispatch, (b) when sent using a recognized overnight courier or in person, be effective upon receipt when delivered, or (c) when sent by email, upon receipt of confirmatory hard copies from the sender or return email from the recipient.

14.5 Independent Contractor. Nothing in this Agreement shall be construed to create: (a) a relationship of agency, partnership, joint venture or other joint business arrangement between the Parties; (b) any fiduciary duty owed by one Party to the other Party or any of its Affiliates; (c) a relationship of employer and employee between the Parties; or (d) any basis for any employee of one Party to claim that he or she is an employee of the other Party. No Party shall have the authority to commit the other Party contractually or otherwise to any obligations to Third Parties.

14.6 Amendment and Waivers. None of the terms of this Agreement shall be amended, supplemented or modified except in a writing signed by the Parties. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party or Parties waiving such term or condition. Neither the waiver by any Party of any term or condition of this Agreement nor the failure on the part of any Party, in one or more instances, to enforce any of the provisions of this Agreement or to exercise any right or privilege, shall be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

14.7 Severability. If and solely to the extent that any provision of this Agreement shall be invalid or unenforceable, or shall render this entire Agreement to be invalid or unenforceable, such offending provision shall be of no effect and shall not affect the validity of the remainder of this Agreement or any of its provisions; provided, however, the Parties shall use their respective reasonable efforts to replace the invalid or unenforceable provision in a manner that best accomplishes the original intentions of the Parties.

14.8 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

14.9 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference), and the other Transaction Documents, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement.

14.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

14.11 Bankruptcy. All licenses granted under this Agreement shall be deemed licenses of rights to intellectual property for purposes of Section 365(n) of the U.S. Bankruptcy Code and a licensee under this Agreement shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.

14.12 Expenses. Except as otherwise expressly provided in this Agreement, Unidym and Samsung shall each pay their own expenses incident to this Agreement and the preparation for, and consummation of, the transactions provided for herein.

14.13 Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

14.14 Compliance with Laws. Each of Unidym and Samsung shall, in the performance of this Agreement and its exercise of the rights and licenses granted hereunder, comply with all applicable laws, regulations and orders of the United States and any applicable foreign jurisdiction, including all applicable export and import control laws and regulations and all laws and regulations relating to the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1 et. seq., as amended. Unidym and Samsung shall not export or re-export any technical data pertaining to the Unidym In-Licensed Patents without all required United States and foreign government licenses.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized officers as of the date first written above.

UNIDYM, INC.	SAMSUNG ELECTRONICS CO., LTD.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

UNIDYM IN-LICENSED PATENTS

Title	Serial Number	Issue Number (if Issued)	Country

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

EXHIBIT B

UNIDYM INBOUND AGREEMENTS

License Agreement between Unidym and ***, dated ***; Amendment to License Agreement, dated ***

License Agreement between Carbon Nanotechnologies Inc. and ***, dated ***

License Agreement between Unidym and ***, dated ***

License Agreement between Unidym and ***, dated ***

License Agreement between Nanopolaris and ***, dated ***

License Agreement between Nanopolaris and ***, dated ***

License Agreement between Unidym and ***, dated *** for the license of technology of U.S. Patent Application ***

License Agreement between Carbon Nanotechnologies and ***, dated *** for the license of technology of U.S. Patent Application ***

License Agreement between Carbon Nanotechnologies and ***, dated *** for the license of technology of U.S. Patent Application ***

License Agreement between Carbon Nanotechnologies and ***, dated *** for the license of technology of U.S. Patent Application ***

EXHIBIT C

*** IN-LICENSOR CONSENT

[ATTACHED]

EXHIBIT D

*** IN-LICENSOR CONSENT

[ATTACHED]

EXHIBIT E

*** IN-LICENSOR CONSENT

U.S. APPLICATION ***

[ATTACHED]

EXHIBIT E-1

*** IN-LICENSOR CONSENT

U.S. APPLICATION ***

[ATTACHED]

EXHIBIT E-2

*** IN-LICENSOR CONSENT

U.S. APPLICATION ***

[ATTACHED]

EXHIBIT E-3

*** IN-LICENSOR CONSENT

U.S. APPLICATION ***

[ATTACHED]

EXHIBIT F

*** IN-LICENSOR CONSENT

[ATTACHED]

EXHIBIT G

*** IN-LICENSOR CONSENT

[ATTACHED]

EXHIBIT G-1

*** IN-LICENSOR CONSENT

Samsung’s rights and licenses under the Agreement to the Unidym In-Licensed Patents licensed by *** (the “*** In-Licensed Patents”) are subject to the terms set forth in the *** In-Licensor Consent attached as Exhibit G, and changes to certain terms in the Agreement as set forth below.

1.1 Definitions.

“Patent Rights” when used in reference to the *** In-Licensed Patents shall be limited to the definition of *** Patents as such term is defined in the License Agreement No. *** between Unidym and *** with an effective date of ***.

“Unidym In-Licensed Patents” when used in reference to the *** In-Licensed Patents shall be limited to the *** Patents as such term is defined in the License Agreement.

3.1 Licensed Grant under Unidym In-Licensed Patents. With respect to the *** In-Licensed Patents, Unidym’s grant of license to Samsung under Section 3.1 is replaced with the following:

Subject to the terms and conditions of this Agreement and the *** In-Licensor Consent, Unidym hereby grants to Samsung a world-wide, non-exclusive, *** license (with the right to sublicense in accordance with Section 3.3(a) of this Agreement) under the *** In-Licensed Patents in the Field of Use to make, have made, use, import, offer for sale, sell, lease, or otherwise transfer *** Licensed Products.

3.3 Sublicensing. With respect to the *** In-Licensed Patents, Undiym’s grant to Samsung of the right to grant sublicenses under Section 3.3(a) is replaced with the following:

(a)	Samsung shall have the right to grant further sublicenses of its rights to the *** In-Licensed Patents in the Field of Use to *** for *** Licensed Products, in each case, ***, provided that each *** sub-sublicensee must comply with the terms of this Agreement.

(b)	Except as otherwise agreed in writing by the Parties, Samsung shall not further sublicense all or any portion of its rights to the *** In-Licensed Patents under ***

EXHIBIT H

*** IN-LICENSOR CONSENT

[ATTACHED]

EXHIBIT I

*** IN-LICENSOR CONSENT

[ATTACHED]

EXHIBIT J

EXISTING UNIDYM OUTBOUND LICENSE AGREEMENTS

Amended and Restated Collaboration and License Agreement between Unidym and ***, dated ***

License Agreement between Unidym and ***, dated ***

License Agreement between Unidym and ***, dated ***

EXHIBIT K

PRESS RELEASE

UNIDYM ANNOUNCES ALLIANCE WITH SAMSUNG ELECTRONICS

Unidym, Inc., a majority owned subsidiary of Arrowhead Research, announced today that it has completed IP cooperation and license agreements with Samsung Electronics Co., Ltd. (“Samsung”). Under the agreements:

1.	Unidym licensed to Samsung patents covering CNT materials, including fundamental patents on CNT compositions of matter, synthesis of CNTs, processing of CNTs, ink formulations, and transparent conductive films.

2.	Unidym transferred certain patent rights to Samsung, primarily related to electronic devices incorporating CNTs. Samsung granted back to Unidym licenses to sell products under the transferred patent rights.

3.	Unidym and Samsung will continue to work together to develop and commercialize CNT-based products.

“This is an important development in carbon-based electronics,” said Mark Tilley, President and CEO of Unidym. “We have worked with Samsung Electronics for several years, and we are now looking forward to this next phase in our relationship. We expect Samsung’s investment in this alliance and ongoing IP cooperation with Unidym will open the market for printable carbon electronics.”

About Samsung Electronics Co., Ltd.

Samsung Electronics Co., Ltd. is a global leader in semiconductor, telecommunication, digital media and digital convergence technologies with 2009 consolidated sales of US$116.8 billion. Employing approximately 174,000 people in 193 offices across 66 countries, the company consists of eight independently operated business units: Visual Display, Mobile Communications, Telecommunication Systems, Digital Appliances, IT Solutions, Digital Imaging, Semiconductor and LCD. Recognized as one of the fastest growing global brands, Samsung Electronics is a leading producer of digital TVs, memory chips, mobile phones and TFT-LCDs. For more information, please visit http://www.samsung.com.

About Unidym, Inc.

Unidym is a leader in carbon nanotube-based transparent, conductive films (TCFs) for the electronics industry. TCFs are a critical component in devices such as touch panels, displays, and thin-film solar cells. For example, both touch panels and LCDs typically employ two TCF layers per device. Unidym’s TCFs offer substantial advantages over the incumbent technology, indium-based metal oxides, including: improved durability, lower processing costs, and lower overall cost structure. For more information, visit: http://www.unidym.com. Unidym is a majority-owned subsidiary of Arrowhead Research Corporation (NASDAQ: ARWR).

EXHIBIT L

LICENSE AND ENFORCEMENT AGREEMENT DISCLOSURE SCHEDULES

Schedule 6.1(f)(v)

Unidym has granted Third Parties license or other rights in the Unidym In-Licensed Patents in the following agreement:

•	Patent License Agreement between Carbon Nanotechnologies and ***, dated ***; First Amendment to Patent License Agreement, dated ***

•	License Agreement between Unidym and ***, dated July 13, 2009

•	Amended and Restated Collaboration and License Agreement between Unidym and ***, dated ***

•	License Agreement between Unidym and ***, dated ***

•	License Agreement between Unidym and ***, dated ***

•	License Agreement between Unidym and ***, dated ***

•	License Agreement between Unidym and ***, dated ***

•	License Agreement between Unidym and ***, dated ***

Schedule 10.1

•	U.S. Patent No. ***

•	U.S. Patent No. ***

•	U.S. Patent No. ***

•	U.S. Patent No. ***

35